UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
®
KB HOME
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

The definitive additional materials filed herewith are a Notice Regarding the Availability of Proxy Materials for the KB Home Annual Meeting of Stockholders scheduled to be held on April 7, 2022, an email message sent by KB Home’s Chairman, President and Chief Executive Officer to KB Home employees on February 25, 2022, and an email message that KB Home’s transfer agent sent to certain registered stockholders of KB Home regarding the electronic delivery to them of materials for the Annual Meeting.

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Online

Go to **www.investorvote.com/KBH** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by see reverse side

Stockholder Meeting Notice

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Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. KB Home's 2022 Proxy Statement and 2021 Annual Report (which is not deemed to be part of the official proxy soliciting materials) are available at:

www.investorvote.com/KBH

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/KBH.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before March 28, 2022 to facilitate timely delivery.

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Stockholder Meeting Notice

The 2022 Annual Meeting of Stockholders of KB Home will be held on Thursday, April 7, 2022 at 9:00 A.M. Pacific Time virtually via the internet at www.meetnow.global/M7LZMVV.

The items of business to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the director nominees listed and FOR Item 2 and FOR Item 3:

1. Election of Directors (each to serve for a one-year term):

   01 - Arthur R. Collins
   02 - Dorene C. Dominguez
   03 - Kevin P. Eltife
   04 - Timothy W. Finchem
   05 - Dr. Stuart A. Gabriel
   06 - Dr. Thomas W. Gilligan
   07 - Jodeen A. Kozlak
   08 - Melissa Lora
   09 - Jeffrey T. Mezger
   10 - Brian R. Niccol
   11 - James C. Weaver

2. Advisory vote to approve named executive officer compensation

3. Ratify Ernst & Young LLP's appointment as KB Home's independent registered public accounting firm for the fiscal year ending November 30, 2022

NOTE: IF YOU ARE A STOCKHOLDER OF RECORD WITH KB HOME'S TRANSFER AGENT, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED ON OR BEFORE 11:59 P.M. EASTERN TIME ON APRIL 6, 2022. IF YOU ARE ENTITLED TO DIRECT THE VOTE OF SHARES HELD ON YOUR BEHALF UNDER THE KB HOME AMENDED AND RESTATED 401(K) SAVINGS PLAN OR SHARES HELD BY THE KB HOME GRANTOR STOCK OWNERSHIP TRUST, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED BY THE RELEVANT TRUSTEE ON OR BEFORE 11:59 P.M. EASTERN TIME ON APRIL 5, 2022.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/KBH.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials KB Home" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by March 28, 2022.

Subject Line: KB Home 2022 Annual Meeting - Please Vote!

Dear KB Home Team:

Our 2022 Annual Meeting of Stockholders will be held virtually through an audio-only webcast at 9:00 a.m. Pacific Time on Thursday, April 7, 2022. Three items of business will be considered at the meeting, and your vote on each of them is important!

If on February 4, 2022, you held KB Home common stock (either directly or through our 401(k) Savings Plan), or had common stock options, you will receive a proxy/voting instruction form(s) and/or a notice card(s) with instructions on how to access the proxy materials for the meeting and vote.

You may receive more than one paper or electronic proxy/voting instruction form and/or notice card from or through our transfer agent (Computershare), or your personal financial advisor. Please look for your proxy/voting instruction form(s) or notice card(s) in the mail or in your e-mail account(s). Each proxy/voting instruction form or notice card will have the control number you need to vote and you will need to vote each control number you receive separately.

You can find all of the proxy materials for the meeting online at http:// www.kbhome.com/investor/proxy.

For the reasons discussed in the proxy materials, I encourage you to vote

•“FOR” the election of each of our directors
•“FOR” the advisory vote to approve named executive officer compensation
•“FOR” ratifying Ernst & Young LLP’s appointment as our independent registered public accounting firm for the fiscal year ending November 30, 2022

To ensure your vote is counted, please vote as soon as possible.

If you have any questions about voting or about the Annual Meeting, please contact our Corporate Secretary.

Thank you for your support!

Jeff

Subject Line: KB Home’s 2022 Annual Meeting of Stockholders

Dear [NAME]:

KB Home’s 2022 Annual Meeting of Stockholders will be held on April 7, 2022 at 9:00 a.m. PT., virtually at www.meetnow.global/M7LZMVV.

You can now access the meeting materials and cast your vote online.

2    Review Materials

✓    Cast Your Vote

Votes submitted online must be received prior to the end of the virtual meeting.

Click Here to Vote Now

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